UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Under Rule 14a-12

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS TRUST

(Name of Registrant as Specified in Its Charter)

(none)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

GOLDMAN SACHS ETF TRUST

on behalf of

Goldman Sachs S&P 500 Premium Income ETF

GOLDMAN SACHS TRUST

on behalf of

Goldman Sachs U.S. Equity Insights Fund

200 West Street

New York, New York 10282

(212) 902-1000

NOTICE OF ADJOURNED JOINT SPECIAL MEETING

AND SUPPLEMENT TO JOINT PROXY STATEMENT

November 12, 2026

Dear Shareholder:

We are writing to notify you that the Joint Special Meeting of Shareholders (the “Meeting”) of Goldman Sachs ETF Trust (“GSETF Trust”) and Goldman Sachs Trust (“GST,” and together with GSETF Trust, the “Trusts”), originally scheduled for and convened on June 12, 2026, as adjourned from time to time, has been further adjourned to permit the continued solicitation of proxies with respect to Goldman Sachs S&P 500 Premium Income ETF and Goldman Sachs U.S. Equity Insights Fund (each, a “Fund,” and collectively, the “Funds”). The Meeting will be reconvened for the Funds on January 5, 2027, at 11:00 a.m. (Eastern Time).

The reconvened Meeting will be conducted as a virtual meeting only, by means of a live webcast, and not in person at a physical location. Shareholders may attend, vote and submit questions online by following the registration instructions below.

The purposes of the Meeting are:

1. To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each applicable Fund (“Proposal 1”).

2. To transact such other business as may properly come before the Meeting or any postponement or adjournment thereof.

Shareholders of each Fund will vote separately on a Fund-by-Fund basis. You are only being asked to vote on the Fund or Funds of which you hold shares.

NEW RECORD DATE

The Board of Trustees of each applicable Trust has established a new record date of November 6, 2026 (the “New Record Date”) for the Meeting with respect to the Funds. Only shareholders of record of a Fund at the close of business on the New Record Date are entitled to notice of and to vote at the Meeting and any further adjournments or postponements thereof. Shareholders are entitled to one vote for each share held as of the New Record Date.

This Notice and Supplement amends the Notice of Joint Special Meeting dated March 18, 2026 (the “Original Notice”), the Joint Proxy Statement dated March 18, 2026 (the “Joint Proxy Statement”), and other information concerning the Meeting solely with respect to the Funds identified above. The New Record Date replaces the original record date of March 16, 2026 (the “Original Record Date”) for these Funds.

If you were a shareholder of a Fund on the Original Record Date, you previously received the Original Notice and Joint Proxy Statement. If you were not a shareholder of a Fund on the Original Record Date but were a shareholder on the New Record Date, the Joint Proxy Statement accompanies this Supplement. Please read this Supplement together with the Joint Proxy Statement before voting.

VOTING YOUR SHARES

IF YOU HAVE NOT PREVIOUSLY VOTED YOUR SHARES, either because you have not previously received the Original Notice and Joint Proxy Statement or because you received those materials but have not yet voted, please sign, date and return the enclosed proxy card or voting instruction form in the postage-paid envelope provided. You may also vote by Internet or telephone by following the instructions on your proxy card or voting instruction form, or by attending the virtual Meeting and voting during the webcast.

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND DO NOT WISH TO CHANGE YOUR VOTE, no action is necessary. Unless we receive instructions from you to the contrary, the voting instructions you previously submitted will remain in effect for all shares you held on the New Record Date, including any additional shares acquired after the Original Record Date.

IF YOU HAVE PREVIOUSLY VOTED YOUR SHARES AND WISH TO CHANGE YOUR VOTE, you will need to vote again. You may do so by calling (844) 574-9090. Only shares held as of the New Record Date are entitled to vote at the adjourned Meeting.

You may revoke your proxy at any time before it is exercised by submitting a written notice of revocation or a subsequently executed proxy to the Secretary of the Trusts, c/o Goldman Sachs Funds, Attention: Shareholder Services Media Support, 71 South Wacker Drive, Suite 1200, Chicago, IL 60606, or by attending the virtual Meeting and voting during the webcast. If your shares are held through a broker, bank or other nominee, follow that intermediary’s instructions for submitting or changing your voting instructions.

The Board of Trustees of each applicable Trust unanimously recommends that you vote “FOR” Proposal 1 with respect to your Fund or Funds. The reasons for this recommendation and the risks associated with the proposed change are described in the Joint Proxy Statement. The proposal itself is unchanged.

ATTENDING THE ADJOURNED VIRTUAL MEETING

To participate in the adjourned Meeting, register in advance at https://www.viewproxy.com/goldmansachs/broadridgevsm/ and submit the required information to Broadridge Financial Solutions, Inc. (“Broadridge”), the Funds’ proxy solicitor and tabulator. Shareholders whose shares are registered directly with a Fund in their name should submit their name and the control number on their proxy card. Shareholders whose shares are held through a broker, bank or other nominee must first obtain a legal proxy from the nominee/record holder and a newly issued control number. Obtaining a legal proxy may take several days.

Requests for registration should be received no later than 5:00 p.m. (Eastern Time) on December 29, 2026, but in any event must be received by the scheduled commencement of the Meeting. After your registration request has been accepted, Broadridge will send an email with the event link and dial-in information and a separate email with the password to access the Meeting. Shareholders may vote before or during the Meeting at www.proxyvote.com using the applicable control number. Please access the webcast before the scheduled start time.

If you have questions about the proxy materials, voting or attending the adjourned Meeting, please contact Broadridge at (844) 574-9090.

UPDATED SHARE OWNERSHIP INFORMATION

The following information updates Exhibits A and B to the Joint Proxy Statement solely with respect to the Funds covered by this Supplement.

SHARES OUTSTANDING AS OF NOVEMBER 6, 2026

At the close of business on the New Record Date, the following shares of beneficial interest were outstanding and entitled to vote:

Fund	Outstanding Shares
Goldman Sachs S&P 500 Premium Income ETF	118,580,000
Goldman Sachs U.S. Equity Insights Fund	15,740,996.25

FIVE PERCENT SHAREHOLDERS AS OF NOVEMBER 6, 2026

As of November 6, 2026, the following persons or entities owned beneficially or of record more than 5% of the outstanding shares of any class of Goldman Sachs U.S. Equity Insights:

GS U.S. Equity Insights Fund – Class A	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	434,333	8.08%
	LPL Financial Corporation Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121	291,115	5.41%
	Edward D. Jones & Co. For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131	910,062	16.92%
	Morgan Stanley Smith Barney LLC For the Exclusive Benefit of Its Customer 1 New York Plaza Floor 12 New York, NY 10004-1965	292,687	5.44%
GS U.S. Equity Insights Fund – Class C	Ascensus Broker Dealer Services LLC Ascensus Trust Company FBO Seoil USA Industrial, Inc. 401(K) P.O. Box 10758 Fargo, ND 58106	14,033	7.32%
	Ameriprise Financial Services Inc American Enterprise Investment SVC FBO Customers 707 2nd Avenue S Minneapolis, MN 55402	13,664	7.12%
	Charles Schwab & Company Charles Schwab & Co Inc Special Custody Account FBO Customers 211 Main Street San Francisco, CA 94105	10,085	5.26%
	Wells Fargo Clearing Services LLC Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street Saint Louis, MO 63103	87,726	45.74%
GS U.S. Equity Insights Fund – Institutional Class	Charles Schwab & Co Inc Special Cust Account FBO Customers 211 Main Street San Francisco, CA 94105	232,386	7.61%
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	2,132,911	69.86%
GS U.S. Equity Insights Fund – Investor Class	Raymond James & Associates Omnibus For Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	143,618	20.63%
	Ameriprise Financial Services Inc American Enterprise Investment SVC FBO Customers 707 2nd Avenue S Minneapolis, MN 55402	199,357	28.63%
	LPL Financial Corporation Omnibus Customer Account 4707 Executive Drive San Diego, CA 92121	244,759	35.15%

GS U.S. Equity Insights Fund – Service Class	American United Life Insurance Co / American United Life/ Voya Financial Administrator One Orange Way Windsor, CT 06195	5,218	31.27%
	TCA TrustCorp America 5301 Wisconsin Avenue NW Fourth Floor Washington, DC 20015	5,511	33.02%
	National Financial Services LLC FEBO Customers 499 Washington Boulevard Jersey City, NJ 07310	1,550	9.29%
	Empower Financial Services, Inc. Empower Trust Company LLC FBO PlanPremier Retirement Plans Omnibus 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	3,627	21.73%
GS U.S. Equity Insights Fund –Class P	Goldman Sachs & Co FBO Omnibus 222 S Main Street Salt Lake City, UT 84101	5,470,630	98.03%
GS U.S. Equity Insights Fund –Class R	GWFS Equities Inc Empower Trust Company LLC FBO PlanPremier Retirement Plans Omnibus 8515 E Orchard Rd # 2T2 Greenwood Village, CO 80111	25,243	17.26%
	Hartford Life Insurance Company The Hartford 1 Hartford Pl Hartford, CT 06155	12,428	8.50%
	ADP/Broker Dealer Inc State Street Bank and TR TTEE / CUST FBO ADP Access Product 1 Lincoln Street Boston, MA 02111	41,377	28.30%
	Mid Atlantic Clearing and Mid Atlantic Trust Company FBO Cabinetry By Designs Inc 401(K) Pro 1251 Waterfront Pl Suite 525 Pittsburgh, PA 15222	18,361	12.56%
	Mid Atlantic Clearing and Mid Atlantic Trust Company FBO SFA Interiors Inc. 401(K) PSP & Tru 1251 Waterfront Place, Suite 525 Pittsburgh, PA 15222	7,458	5.10%
	Ascensus Trust Company FBO Race Technologies LLC 401(K) P.O. Box 10758 Fargo, ND 58106-0758	7,355	5.03%
GS U.S. Equity Insights Fund –Class R6	Edward D. Jones & Co For the Benefit of Customers 12555 Manchester Road Saint Louis, MO 63131	46,887	6.70%
	Charles Schwab & Co Inc Charles Schwab Trust Bank. Trust Rothschild & Co North America Inc. 401(K) and Profit Sharing 2423 E Lincoln Drive Phoenix, AZ 85016	58,542	8.37%

Charles Schwab & Co Inc Charles Schwab Trust Bank TTEE Safariland LLC 401(K) Ret Plan 2423 E Lincoln Drive Phoenix, AZ 85016	113,372	16.20%
National Financial Services LLC For the Exclusive Benefit of Our Customers 499 Washington Boulevard Floor 4 Jersey City, NJ 07310	44,949	6.42%
Empower Financial Services, Inc. Empower Trust FBO Empower Benefit Plans 8515 E Orchard Rd 2T2 Greenwood Village, CO 80111	36,700	5.24%
Empower Financial Services, Inc. Empower Trust FBO Recordkeeping for Large Benefit Pl 8525 E Orchard Rd Greenwood Village, CO 80111	172,471	24.64%
Ascensus Trust Company FBO American Investment and Trust Master P.O. Box 10758 Fargo, ND 58106	44,988	6.43%

Although Goldman Sachs S&P 500 Premium Income ETF does not have information concerning the beneficial ownership of shares held in the name of DTC participants, as of November 6, 2026, the following DTC participants owned of record more than 5% of the outstanding shares of the Fund:

GS S&P 500 Premium Income ETF	Charles Schwab & Co., Inc 101 Montgomery Street San Francisco, CA 94104	28,954,830	24.42%
	National Financial Services LLC 245 Summer Street Boston, MA 02210	24,408,700	20.58%
	LPL Financial LLC 4707 Executive Drive San Diego, CA 92121	11,046,719	9.32%
	Merrill Lynch, Pierce, Fenner & Smith, Inc. 250 Vesey St. New York, NY 10281	10,986,425	9.26%
	Wells Fargo Clearing Services, LLC 1 North Jefferson Ave. St. Louis, MO 63103	8,698,777	7.34%

* The entities identified above are shareholders of record and may be deemed to be beneficial owners of certain of the shares listed for certain purposes under the securities laws. However, these entities generally do not have an economic interest in these shares and would ordinarily disclaim beneficial ownership therein.

AVAILABILITY OF PROXY MATERIALS

Except as amended by this Supplement, the information in the Original Notice and Joint Proxy Statement remains applicable to the solicitation of proxies and the adjourned Meeting for the Funds. Copies of the Joint Proxy Statement and this Supplement are available at www.proxyvote.com. Please have the control number on your proxy card or voting instruction form ready when accessing the proxy materials. To request another copy, please contact Broadridge at (844) 574-9090.

We appreciate your careful and prompt consideration of this matter.

By Order of the Boards of Trustees

of Goldman Sachs ETF Trust and Goldman Sachs Trust

Robert Griffith

Secretary

IF YOU HAVE NOT ALREADY VOTED OR WISH TO CHANGE YOUR VOTE, PLEASE VOTE YOUR SHARES AS SOON AS POSSIBLE.

Goldman Sachs Asset Management, L.P.  |  200 West Street  |  New York, NY 10282-2198

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS TRUST

Dear Shareholder:

We are writing to inform you of an upcoming shareholder vote that requires your attention. Your participation is important to ensure that your interests are represented and that Goldman Sachs S&P 500 Premium Income ETF and Goldman Sachs U.S. Equity Insights Fund (the “Funds”) can move forward on key matters.

The Board of Trustees of each Fund has approved a change to the Fund’s sub-classification under the Investment Company Act of 1940, as amended, to a “non-diversified” company and to eliminate any related fundamental investment restriction.

-

Changing a Fund’s status to non-diversified would provide Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of the Fund’s assets in individual issuers.

-	Shareholders may benefit from the flexibility afforded to non-diversified funds to place additional investments in certain issuers.

-	Your fellow shareholders who have voted thus far have voted overwhelmingly in favor of the proposal, in excess of 84%.

-	More details are included in the Joint Proxy Statement and Supplement located on www.proxyvote.com.

Meeting Date: Adjourned to January 5, 2027 at 11:00 a.m., ET

Action Needed: Please submit your vote on or before 11:59 p.m. ET January 4, 2027, by one of the following methods:

•	Online: Go to www.proxyvote.com. Your unique control number can be found on the enclosed ballot in the box marked with an arrow.

•	Call: 1-844-574-9090 and speak to a live representative. Or call the number located on your ballot (with a touch-tone phone to vote using an automated system)

•	Mail: Mark, sign and date the enclosed ballot and mail in the envelope provided

Why Your Vote Matters: If shareholders do not vote, we may need to incur additional costs to continue soliciting votes. Your prompt vote helps us avoid these additional expenses and ensures that your views are represented in this important decision.

Thank you for your continued support of the Funds and your participation in this important vote.

Sincerely,

Goldman Sachs

Goldman Sachs Asset Management, L.P.  |  200 West Street  |  New York, NY 10282-2198

GOLDMAN SACHS ETF TRUST

GOLDMAN SACHS TRUST

Dear Shareholder:

We are asking for your help. The Joint Special Meeting of Shareholders (the “Meeting”) of Goldman Sachs S&P 500 Premium Income ETF and Goldman Sachs U.S. Equity Insights Fund (the “Funds”), originally scheduled for and convened on June 12, 2026, as adjourned from time to time, has been further adjourned to permit the continued solicitation of voting proxies with respect to the Funds and the important matters described below. The Meeting will be reconvened on January 5, 2027, at 11:00 a.m. (Eastern Time).

The Board of Trustees of each Fund has approved a change to the Fund’s sub-classification under the Investment Company Act of 1940, as amended, to a “non-diversified” company and to eliminate any related fundamental investment restriction.

-

Changing a Fund’s status to non-diversified would provide Goldman Sachs Asset Management, L.P., the Fund’s investment adviser, with enhanced flexibility to invest a greater portion of the Fund’s assets in individual issuers.

-	Shareholders may benefit from the flexibility afforded to non-diversified funds to place additional investments in certain issuers.

-	Your fellow shareholders who have voted thus far have voted overwhelmingly in favor of the proposal, in excess of 84%.

-	More details are included in the Joint Proxy Statement and Supplement located on www.proxyvote.com.

Meeting Date: Adjourned to January 5, 2027 at 11:00 a.m., ET

Action Needed: Please submit your vote on or before 11:59 p.m. ET January 4, 2027, by one of the following methods:

•	Online: Go to www.proxyvote.com. Your unique control number can be found on the enclosed ballot in the box marked with an arrow.

•	Call: 1-844-574-9090 and speak to a live representative. Or call the number located on your ballot (with a touch-tone phone to vote using an automated system)

•	Mail: Mark, sign and date the enclosed ballot and mail in the envelope provided

Why Your Vote Matters: If shareholders do not vote, we may need to incur additional costs to continue soliciting votes. Your prompt vote helps us avoid these additional expenses and ensures that your views are represented in this important decision.

Thank you for your continued support of the Funds and your participation in this important vote.

Sincerely,

Goldman Sachs

SCAN TO VIEW MATERIALS & VOTE

GOLDMAN SACHS TRUST

200 WEST STREET

NEW YORK, NEW YORK 10282

To vote by Internet
1) Read the Joint Proxy Statement and Supplement and have the proxy card below at hand.
2) Go to website www.proxyvote.com or scan the QR Barcode above.
3) Follow the instructions provided on the website.
4) To attend and vote at the meeting, please go to Virtual Shareholder Meeting at www.virtualshareholdermeeting.com/GSMF2026.
To vote by Telephone
1) Read the Joint Proxy Statement and Supplement and have the proxy card below at hand.
2) Call 1-800-690-6903.
3) Follow the instructions.
To vote by Mail
1) Read the Joint Proxy Statement and Supplement.
2) Check the appropriate box on the proxy card below.
3) Sign and date the proxy card.
4) Return the proxy card in the envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

T05315-S52577	KEEP THIS PORTION FOR YOUR RECORDS
DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED

The Board of Trustees unanimously recommends you vote FOR the following proposal:	For	Against	Abstain

1.  To approve a change to each respective Fund’s sub-classification under the Investment Company Act of 1940 from “diversified” to “non-diversified” and to eliminate any related fundamental investment restriction for each respective Fund.

	☐	☐	☐

2. To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by an authorized officer.

Signature [PLEASE SIGN WITHIN BOX]      Date                     Signature [Joint Owners]            Date

Important Notice Regarding the Availability of Proxy Materials for

the Joint Special Meeting to be held on January 5, 2027:

The Joint Proxy Statement is available online at www.proxyvote.com

T05316-S52577

GOLDMAN SACHS TRUST

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned shareholder of the Fund(s) hereby appoints Robert Griffith, Secretary of the Trust, and Joseph F. DiMaria, Treasurer, Principal Financial Officer, and Principal Accounting Officer of the Trust, and each of them, the proxies of the undersigned, with full power of substitution, to vote, as indicated herein, all of the shares of the Fund(s) entitled to be voted by the undersigned at a Joint Special Meeting to be held virtually on January 5, 2027, at the following website: www.virtualshareholdermeeting.com/GSMF2026, and at any postponement or adjournment thereof, with all of the powers the undersigned would possess if then and there personally present and especially (but without limiting the general authorization and power hereby given) to vote as indicated on the proposal, as more fully described in the Joint Proxy Statement for the Joint Special Meeting.

THIS PROXY CARD WILL BE VOTED AS INSTRUCTED. IF THIS PROXY IS EXECUTED BUT NO INSTRUCTION IS GIVEN, THE PROXY CARD WILL BE VOTED “FOR” PROPOSAL 1. THE PROXIES ARE ALSO AUTHORIZED, IN THEIR DISCRETION, TO VOTE UPON SUCH MATTERS AS MAY COME BEFORE THE JOINT SPECIAL MEETING OR ANY POSTPONEMENTS OR ADJOURNMENTS.

PLEASE SIGN AND DATE ON THE REVERSE SIDE